                           SUBLEASE FOR OFFICE SPACE
                           -------------------------


      THIS SUBLEASE is entered into this ____ day of ____________, 1995, by and between Effjohn International B.V., a Dutch corporation with an office at 4000 Hollywood Boulevard, Hollywood, Florida 33021 ("Sublessor") and New Commodore Cruise Lines Limited, a Bermuda corporation, ("Sublessee") with reference to the following facts:

A. Pursuant to an December 23, 1994 Lease Agreement (the "Main Lease") between Hollywood Corporate Circle Associates ("Landlord") and Sublessor, Sublessor has leased office space on second (2nd) and third (3rd) floors of the building located at 4000 Hollywood Boulevard, Hollywood, Florida 33021 (the "Building") and desires to sublease that space to Sublessee, and

B.    Sublessee desires to sublease the office space.

NOW, THEREFORE, the parties agree as follows:

1.    DEMISE AND DESCRIPTION OF PROPERTY

      Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, for the term, and subject to the conditions and covenants hereinafter set forth, the property, hereinafter referred to as the "subleased premises," located in Broward County, Florida, described as follows: a portion of the second (2nd) floor, shown on Exhibit "A" attached hereto and made a part hereof and a portion of the third (3rd) floor, shown on Exhibit "B" attached hereto and made a part hereof containing a total of approximately 16,214 rentable square feet.

2.    TERM

      The term of this Sublease shall commence on June 30, 1995 for the Exhibit A space and Exhibit B space, provided Landlord's consent to this fully-executed Sublease has been obtained, and shall end on June 30, 2000.

3.    RENT

      Base Rent and Additional Rent shall be paid as defined in the Main Lease and shall commence on June 30, 1995.

      Sublessee will pay the rent to Sublessor, at the address set forth above, or at such address as Sublessor may from time to time designate. Sublessee agrees to pay all such sums monthly, in advance, and without demand. If the term of this Sublease commences on a day other than the first day of the month or terminates on a day other than the last day of a month, then the installments of rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

4.    USE OF PREMISES

      The subleased premises shall be used by Sublessee for office purposes as defined in the Main Lease.

5.    ASSUMPTION AGREEMENT AND COVENANTS

      Except as modified herein, the Sublessee shall comply with all provisions of the Main Lease during the term hereof by the Sublessor as Tenant thereunder and Sublessor shall have all rights and remedies of the Landlord thereunder. Notwithstanding the foregoing, the payment of rent shall be governed by the provisions of Paragraph 3, above.

6.    ASSIGNMENT AND SUBLETTING

      Sublessee may sublease or assign the subleased premises or any part thereof subject to the terms of the Main Lease. Sublessee shall not be released from its obligation under the terms of this Sublease.

7.    QUIET POSSESSION

      Sublessee, upon full performance of all provisions herein, shall peaceably and quietly have, hold and enjoy the subleased premises throughout the term hereof without any disturbance from Sublessor or any person claiming through Sublessor.

8.    INSURANCE

      Sublessee agrees that, at all times during the Sublease Term, it will keep in force and effect all insurance as is required under the Main Lease and shall name Landlord and Sublessor as additional insured.

9.    GENERAL

a) This Sublease embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed, or altered in any respect except in writing.

b) The covenants, agreements, and obligations herein contained shall extend to, bind, and insure to the benefit not only of the parties hereto but their successors and assigns; and where more than one party shall be Sublessor under this lease, the word "Sublessor" whenever used in this lease shall be deemed to include all such parties jointly and severally.

c) Whenever under this Sublease, a provision is made for notice of any kind, such notice shall be in writing and signed by or on behalf of the party giving or making the same, and it shall be deemed sufficient notice and service thereof if such notice is sent by registered or certified mail, postage prepaid, to the address furnished for such purpose. Copies of any notices to Sublessee shall also be sent to 4000 Hollywood Boulevard Suite 385S Hollywood Florida 33021. All notices to be given to the parties shall be given at the addresses stated above unless and until some other place is designated in writing by the respective party and in accordance with the Main Lease.

d) Nothing in this Sublease Agreement is intended to conflict with the terms of the Main Lease or with any of the rights accorded the Landlord in the Main Lease which shall remain in full force and effect throughout the term of the Sublease.

e) The subleased premises shall be designated as a non-smoking area and no smoking shall be permitted upon the subleased premises.

f) The sublessee confirms that they have not utilized a broker in connection with this transaction.

g) Any improvements constructed by sublessee shall be in accordance with the main lease and subject to Landlord's and Sublessor's approval.

      Executed on the day and year first above written.


SUBLESSOR                                 SUBLESSEE

EFFJOHN INTERNATIONAL B.V.                NEW COMMODORE CRUISE LINES LIMITED



By:/s/Thomas Forss                        By:/s/Alan Pritzker
   ----------------------------              -------------------------------

Name:  Thomas Forss                       Name:  Alan Pritzker
     --------------------------                -----------------------------

Title:  procura holder                    Title:  V.P. Finance
      -------------------------                 ----------------------------

                                    CONSENT
                                    -------

     Hollywood Corporate Circle Associates ("Hollywood") hereby consents to the terms and conditions of the above June 30, 1995 Sublease for Office Space by and between EffJohn International B.V. ("Sublessee") and New Commodore Cruise Lines Limited ("Sublessee"). Hollywood has executed this consent to indicate approval of Sublessee, but in no way shall this consent be construed as a modification, amendment or supplement to the December 23, 1994 lease agreement between Sublessor and Hollywood, nor shall the execution of this consent by Hollywood be deemed to make Hollywood a party to the Sublease.


                                  HOLLYWOOD CORPORATE CIRCLE ASSOCIATES

                                  /s/ Gerald E. Lou,   Senior Vice President
                                  -----------------


                                  By:  Gerald E. Lou
                                  -------------------------------------------

                                   Exhibit A

     Exhibit A consists of a diagram of a portion of the second floor located at 4000 Hollywood Boulevard.

                                   Exhibit B

     Exhibit B consists of a diagram of a portion of the third floor located at 4000 Hollywood Boulevard.

                                     LEASE
                                     -----


     THIS AGREEMENT, made this 23rd day of December 1994, by and between HOLLYWOOD CORPORATE CIRCLE ASSOCIATES, (hereinafter called "Landlord"), and EFFJOHN INTERNATIONAL B.V. (hereinafter called "Tenant").


                                  WITNESSETH:

     That the Landlord for and in consideration of the covenants and agreements hereinafter set forth and the rent hereinafter specifically reserved, does hereby lease, unto said Tenant the space described as follows:

                                    PREMISES

     1.01. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain offices in the building located at 4000 Hollywood Blvd., Hollywood, FL. 33021 (the "Building") which consist of about 16,214 rentable
                                                             ------
square feet (per the modified BOMA Standard of Measurement of usable space plus 15%) of office space (the "Premises" or "Demised Premises"), Suites 285S & 385S,
                                                                    -----------
situated on the 2nd & 3rd floor of the building, as shown in Exhibit A
                ---------
incorporated herein by reference. Rentable square feet includes Tenant's pro-rata share of common areas.

     1.02. Provided Tenant Is not in default under this Lease, if there shall be any vacant contiguous space, or an immediate prospect of any vacant contiguous space, Landlord shall give Tenant written notice thereof. If within five (5) days thereafter, Tenant shall give Landlord written notice that Tenant elects to lease such space, Landlord and Tenant shall immediately execute a Lease for the space under the same terms and conditions as are then current, except that any improvement allowance shall be pro-rated in accordance with the time remaining on the lease Term. If Tenant does not give Landlord notice that is elects to lease such space within the time specified, Landlord may lease such space to any third party.

                                      TERM

     2.01.  The term shall be for sixty months (or until such term shall sooner
                                  ------------
cease, expire, or terminate as hereinafter provided) commencing on July 1, 1995
                                                                   ------------
and terminating on June 30, 2000, both dates inclusive.
                   -------------

     2.02. Provided Tenant is not and has not been in default under this Lease, Tenant shall have one (1) option to renew this Lease for an additional five (5) years with an adjustment of the base rent at the commencement of the option period to ninety percent (90%) of the then current market rent.

                                 BASE RENTAL

     3.01. As Base rental for the use and occupancy of the Premises, Tenant shall pay to the Landlord during the initial year of the term set forth herein the sum of One hundred eighty six thousand four hundred sixty dollars
                  ----------------------------------------------------------
plus the amount of the Improvement Allowance used divided by five, without
- -----------------------------------------------------------------
deduction, demand, or notice payable in advance, in equal monthly installments of Fifteen thousand five hundred thirty-eight and 42/100 dollars plus the amount
   -----------------------------------------------------------------------------
of the Improvement Allowance used divided by sixty.  The first installment shall
- --------------------------------------------------
be payable on commencement, per 29.01, of this agreement and the remaining installments shall be payable, in advance, on the first day of each and every month, without demand, at the office of the building manager, or such other place as the Landlord may hereafter designate in writing. Rent checks are to be made payable to HOLLYWOOD CORPORATE CIRCLE ASSOCIATES or such other person, firm or corporation as the Landlord may designate in writing. If the Term commences on a day other than the first day of the month, the first payment shall be prorated on a thirty-day per calendar month basis for the period from the Lease Commencement Date to the first day of the first full month during the Term.

     In addition to the Base Rent, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefor. Nothing herein shall, however, be construed to require Tenant to pay any part of any Federal and State Taxes on Income imposed upon Landlord.

                                ADDITIONAL RENT

     4.01. Tenant shall, for each calendar year, pay to Landlord as Additional Rent 5.69% of the Real Estate Tax and Electricity Costs of the Building. Real
     -----
estate taxes for the Base Year and subsequent calendar years shall include general real estate taxes, special assessments and any other taxes that may be imposed upon the premises. Electricity Costs for the Base Year and subsequent calendar years shall include all charges incurred by Landlord to provide power to the building and shall exclude any charges billed directly to Tenant by a public utility company.

     4.02. Sixty (60) days before the start of each calendar year, Landlord Shall make a determination of the anticipated Real Estate Tax and Electricity Costs of the Building for such calendar year. Landlord shall submit to Tenant a statement of the determination, including Tenant's aforesaid proportionate share. Tenant shall pay his proportionate share to Landlord, as additional rent, in equal monthly payments commencing January 1st of such calendar year. Not later than ninety (90) days following the conclusion of each calendar year, Landlord shall give to Tenant an accounting of the actual Real Estate Tax and Electricity Costs for the previous calendar year and should said expenses vary from expenses actually assessed, the appropriate party shall pay to the other party the over payment he (Landlord) collected or the under payment he (Tenant) failed to pay within fifteen (15) days after receipt of written request therefor. All amounts shall be equitably adjusted so that Tenant's share of the Real Estate Tax and Electricity Costs shall not be payable with respect to that portion of a calendar year, if any, during which the Lease is not in effect. Landlord agrees to maintain copies of Real Estate Tax and Electricity bills reflecting those expenses of the Building. The Landlord's estimate of Real Estate Tax and Electricity Costs for 1995 is $1,077,000.

     4.03. The amount provided, as related to the Demised Premises, for Other Operating Costs is Sixty Thousand Eight Hundred Two and 50/100 ($60,802.50)
                   --------------------------------------------------------
Dollars per year. In addition to the Real Estate Tax and Electricity Costs discussed above, Tenant shall pay this amount to the Landlord as further Additional Rent, in equal monthly payments. This amount shall be increased by five per cent (5%) on January 1st of each calendar year to allow for anticipated increases in Other Operating Costs.

     4.04. Commencing on the first anniversary of this Lease and on each anniversary thereafter, during the term of this Lease, the annual Base Rent reserved herein shall be increased four (4%) per cent over the preceding year.

In no event shall the Base and Additional Rent payable by Tenant during any calendar year be less than the Base and Additional Rent payable during the previous calendar year.

                                SECURITY DEPOSIT

     5.01. Tenant shall pay the Landlord upon execution of this Lease, the sum of ______________________________ ($-0-) Dollars to be held as collateral security for the payment of any rentals and any other sums of money for which Tenant shall become liable to Landlord under this Lease and for the faithful performance by Tenant of all other covenants and agreements made herein. In the event Tenant fails to perform or observe any of the provisions of this Lease to be performed or observed by it, then, at the option of Landlord, Landlord may (but shall not be obligated to do so) apply the deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by the Tenant, Tenant shall pay to Landlord, within fifteen (15) days after written demand for such payment by Landlord, all monies necessary to restore the deposit up to the original amount. In the event the deposit shall not be utilized for any such purposes, then such deposit shall be returned by Landlord to Tenant within forty-five (45) days after the expiration or termination of this Lease. The deposit may be commingled with other funds of Landlord and Landlord shall not be required to pay Tenant any interest on such security deposit.

                            EXAMINATION OF PREMISES

     6.01. Tenant, having examined the Demised Premises, is familiar with the condition thereof and, relying solely upon such examination, will take then in their present condition. The above notwithstanding, Landlord has allocated One hundred sixty two thousand one hundred forty dollars ($162,140.00), (the "Improvement Allowance"), for changes or improvements in the Demised Premises and for Tenant's relocation, phone system costs, and modular workstations to be used subsequent to delivering possession in making the Premises suitable for Tenant's occupancy.

                                USE OF PREMISES

     7.01.  The Tenant shall use and occupy the Demised Premises for office
                                                                     ------
space and other purposes associated with cruise line operations and for other
- ---------------------------------------------------------------
reasonable purposes not in conflict with any exclusive use of other tenants in the Building.

                               UPKEEP OF PREMISES

     8.01. The Tenant agrees that it will keep the Demised Premises and the fixtures thereon in good order and condition and will, at the expiration or other termination of the term hereof, surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the term hereof, ordinary wear and tear, and damage by the elements, fire, and other unavoidable casualty excepted, unless caused by negligence of Tenant or their agents or employees.

                           ASSIGNMENT AND SUBLETTING

     9.01. The Tenant covenants and agrees not to encumber or assign this Lease or sublet all or any part of the Demised Premises without the prior written consent of Landlord. Any sale or transfer, whether to one or more persons or entities and whether at one or different times, of a total of more than fifty percent (50%) of the share of voting or capital stock of any corporation which is then the legal Tenant under this Lease, shall be deemed an assignment or subletting within the meaning of this paragraph. If Landlord consents to an assignment or subletting, the Assignee or Sub-Lessee shall first be obligated to assume, in writing, all of the obligations of Tenant under this Lease and Tenant shall, for the full term of this Lease, continue to be jointly and severally liable with such Assignee or Sub-Lessee for the payment of the rent and the performance of all obligations required by Tenant under this Lease. In no event shall Tenant assign or sublet the Demised Premises for any terms, conditions and covenants other than those contained herein. In no event shall this Lease be assigned or be assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings. Should Landlord consent to any assignment or sublease, any economic benefit, less Tenant's costs associated with subleasing the Premises, thus derived shall be for the account of Landlord. Landlord's consent, as required herein, shall not unreasonably be withheld.

                                 FIRE INSURANCE

     10.01. Landlord shall, at its expense, keep the building of which the Demised Premises form a part, insured against loss by fire or casualty with extended coverage in an amount determined by the Landlord, and said policy shall include a standard waiver of subrogation clause against Tenant. Landlord agrees to provide Tenant with a copy of the policy declarations page.

The Tenant will not do or permit anything to be done in the Demised Premises or the Building of which they form a part or bring or keep anything therein which shall in any way increase the rate of fire or other insurance in said Building, or on the property kept therein, or obstruct, or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them, or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authority.

In the event the cost of premiums on said fire and extended insurance increases due to the hazardous nature of the use and occupancy by Tenant of the Premises, then the entire increase in insurance cost shall be paid by Tenant as additional rent in a lump sum upon receipt of invoice from the Landlord.

                                  ALTERATIONS

     11.01. Tenant will not make any alterations, installations, changes, replacements, additions, or improvements (structural or otherwise) in or to the Demised Premises or any part thereof, without the prior written consent of the Landlord. All alterations or improvements shall be and remain a part of the Demised Premises at the expiration of this Lease; or at the option of the Landlord, he may require Tenant to remove all or any portion of said improvements and restore that portion to its original condition. The cost of said removal and restoration shall be paid by Tenant. Landlord's consent, as required herein, shall not be unreasonably be withheld.

                               TENANT'S AGREEMENT

     12.01. Tenant further agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Demised Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall approve. Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy fixtures or equipment and Tenant will not install in the premises any fixtures, equipment or machinery that will place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry. All damage done to the Building by taking in or removing a safe or any other article of Tenant's office equipment, or due to its being in the premises, shall be repaired at the expense of the Tenant. No freight, furniture or other bulky matter of any description will be received into the Building or carried in the elevators, except as approved by the Landlord. All moving of furniture, material and equipment shall be under the direct control and supervision of the Landlord, who shall, however, not be responsible for any damage to or charges for moving same. Tenant agrees promptly to remove from the public area adjacent to said Building any of Tenant's merchandise there delivered or deposited. Landlord's consent, as required herein, shall not unreasonably be withheld.

                                 ELECTRICAL EQUIPMENT

     13.01. Tenant will not install or operate in the premises any electrically operated equipment or other machinery, other than personal computers, typewriters, adding machines and such other electrically operated office machinery and equipment normally used in modern offices, without first obtaining the prior written consent of the Landlord. Landlord may condition such consent upon the payment by the Tenant of additional rent as compensation for such excess consumption of water and/or electricity as may be occasioned by the operation of said equipment or machinery. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or the electrical system of the Demised Premises without the prior written consent of the Landlord. Landlord's consent, as required herein, shall not unreasonably be withheld.

                                TENANT EQUIPMENT

     14.01. Maintenance and repair of equipment such as kitchen fixtures, separate air-conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant and Landlord shall have no obligation in connection therewith.

                                     ACCESS

     15.01. Tenant further agrees that it will allow the Landlord, its agents or employees, to enter the Demised Premises during normal business hours to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs to the Demised Premises as the Landlord may deem necessary; or to exhibit the same to prospective tenants during the last six (6) months of the term of this Lease.

                                  ILLEGAL USE

     16.01. The Tenant will not use or permit the Demised Premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than hereinbefore specified; and will not manufacture any commodity therein, without the prior written consent of the Landlord.

                             RULES AND REGULATIONS

     17.01. The Tenant covenants that the Rules and Regulations attached hereto as Exhibit B, and such other and further rules and regulations as the landlord may make and which in the Landlord's judgment are needful for the general well being, safety, care and cleanliness of the Demised Premises and the Building of which they are a part together with their appurtenances, shall be faithfully kept, observed and performed by the Tenant, and by its agents, servants, employees and guests.

                                    DAMAGE

     18.01 All injury to the Demised Premises or the Building of which they are a part, caused by moving the property of Tenant into or out of, the said Building and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant, shall be repaired by the Tenant, at the expense of the Tenant. In the event that the Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise) and any charge or cost so incurred by the landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion, to regard the same as additional Rent, in which event such cost or charge shall become additional Rent payable with the installment of Rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord and not a limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

                               PERSONAL PROPERTY

     19.01. All personal property of the Tenant in the Demised Premises or in the Building of which the Demised Premises is a part shall be at the sole risk of the Tenant. The Landlord shall not be liable for any accident to or damage to property of Tenant resulting from the use or operation of elevators or of the heating, cooling, electrical or plumbing apparatus. Landlord shall not, in any event, be liable for damages to property resulting from water, steam or other causes. Tenant hereby expressly releases and agrees to hold Landlord harmless from any liability incurred or claimed by reason of damage to Tenant's property. Landlord shall not be liable in damages, nor shall this Lease be affected, for conditions arising or resulting, and which may affect the Building of which the Demised Premises is a part, due to construction on contiguous premises. Notwithstanding the foregoing, Landlord shall not be relieved of liability as a result of willfully negligent acts caused by Landlord, its agents or employees.

                                   LIABILITY

     20.01 The Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Demised Premises. The Landlord shall not be liable for any accident to or injury to any person or persons or property in or about the Demised Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of the Tenant in said premises. The Tenant agrees to hold the Landlord harmless against all such claims.

     20.02 Tenant shall carry comprehensive general liability insurance, including coverage for bodily injury and death, property damage and personal injury, and contractual liability with the Landlord named as an additional insured on the policy. Such insurance to include a minimum limit of Five Million Dollars ($5,000,000) and to be with companies satisfactory to Landlord and shall include a standard waiver of subrogation clause against Landlord. During the term of the Lease Tenant agrees to furnish to Landlord policies or certificates of insurance evidencing uninterrupted coverage.

     20.03 The Demised Premises shall be constructed in Accordance with the requirements of the Americans with Disabilities Act ("ADA") and, thereafter, Tenant shall be responsible for compliance within the Demised Premises and with all requirements of the ADA.

                                    SERVICES

     21.01 The Landlord shall furnish reasonably adequate electric current (excluding any electrical service metered directly to Tenant), water, lavatory supplies, fluorescent tube replacements, and automatically operated elevator service during normal business hours, and normal and usual cleaning and janitorial service after business hours, without additional cost to the Tenant. Landlord further agrees to furnish heat and air conditioning by means of a central air conditioning system during the appropriate seasons of the year, between the hours of 8 AM and 7 PM on Monday through Friday and from 9 AM to 1 PM on Saturday (exclusive of holidays), provided, however, that the Landlord shall not be liable for failure to furnish, or for suspension or delays in furnishing, any of such services caused by breakdown, maintenance or repair work or strike, riot, civil commotion, or any cause or reason whatever beyond the control of the Landlord. Landlord shall also supply all such services referenced above upon reasonable request of Tenant during those times which are not covered hereunder and Tenant agrees to pay all reasonable costs associated with the same.

     21.02 The overall parking ratio for the Building is 4 spaces per 1,000 rentable square feet. Included in the overall ratio is one (1) garage space per 1,200 rentable square feet. Parking is on a non-exclusive, unreserved basis. There will be no charge during the term of this Lease for the referenced parking.

     21.03 Landlord, at its cost, will provide one directory strip in each of the north and south tower elevator lobby directories, one building standard entrance door sign for the second and third floor suites, and one building standard strip on one of the four driveway entrance monument strips surrounding the Building.

                                   BANKRUPTCY

     22.01 If the Tenant shall make an assignment of its assets for the benefit of creditors, or if the Tenant shall become insolvent (either because total liabilities exceed assets or because insufficient cash is available to meet current liabilities) during the term of this Lease, then and in any of said events this Lease shall immediately cease and terminate at the option of the Landlord with the same force and effect as though the date of said event was the day herein fixed for expiration of the term of this Lease.

                                    DEFAULT

     23.01 If Tenant defaults in the prompt payment of Rent or Additional Rent or in the performance or observance of any other provision of this Lease and such other default shall continue for ten (10) days after notice thereof shall have been given to Tenant; or if the leasehold interest of Tenant be levied upon under execution or attached by process of law; or if Tenant abandons the Demised Premises; then and in any such event Landlord, if it so elects forthwith, or at any time thereafter while such default continues, either may terminate Tenant's right to possession without terminating this Lease, or may terminate this Lease.

     23.02 Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and vacate the Demised Premises immediately and deliver possession thereof to the Landlord.

     23.03 Tenant shall be deemed to have abandoned the Demised Premises if rent is not currently paid and Tenant is absent from the Premises for a period of fifteen (15) days. If the Tenant abandons the Demised Premises and if the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may, at the Landlord's option, enter into the Demised Premises, remove the Tenant's signs and other evidences of tenancy, and take and hold possession thereof without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full term. Upon and after entry into possession without termination of the Lease, the Landlord may relet the Demised Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time, and upon such terms as the Landlord in the Landlord's sole discretion shall determine. In any such case, the Landlord may make repairs in or to the Demised Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost hereof together with the Landlord's expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay the full amount of unpaid rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating, and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each deficiency upon demand.

     23.04 If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceedings in any court shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, or if Tenant makes an assignment for the benefit of its creditors, or a trustee or receiver is appointed for Tenant or for the major part of Tenant's property, then and in such event Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or other action by Landlord, forthwith terminate this Lease, and notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent specified in this Lease for the residue of the stated term hereof, less the fair rental income of the Premises received by Landlord for the residue of the stated term.

     23.05 Tenant shall pay all reasonable Landlord's costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation, bankruptcy or insolvency proceeding, transaction or appeal, including those in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

     23.06 If Tenant violates any of the terms and provisions of this Lease, or defaults in any of its obligations hereunder, other than the payment of rent or other sums payable hereunder, such violation may be restrained or such obligation enforced by injunction.

     23.07 Tenant agrees that it will promptly pay said Rent at the times above stated without notice or demand; that, if any part of the Rent remains due and unpaid for ten (10) days next after the same shall become due and payable, Landlord shall have the option of declaring the balance of the entire rental term of this Lease to be immediately due and payable, and Landlord may then proceed to collect all of the unpaid Rent called for by this Lease by distress or otherwise.

     23.08 Time is of the essence with respect to Rent, Additional Rent and/or any other payment due under this Lease. All payments required to be paid by Tenant shall be paid on the first day of the month (but not later than five days after stated due date) and shall be subject to a 5% late charge if not received within said maximum five day period. In addition, any payment not paid when due will bear interest from the due date until paid at the highest rate allowed by law. If Tenant is late with three (3) consecutive payments, then all payments automatically become payable quarterly in advance instead of monthly.

     23.09 All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law.

     23.10 In case of default hereunder by any Landlord or by any of its agents or representatives, Tenant shall look solely to the interest of such Landlord in the Building and the land on which it is located for the collection of any judgment or other relief and no other property or estate of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's rights and remedies under this Lease.

                           DAMAGE BY FIRE OR CASUALTY

     24.01 In the event of damage or destruction of the Demised Premises by fire or any other casualty, this Lease shall not be terminated, but the premises may be promptly and fully repaired and restored as the case may be by the Landlord at its own cost and expense. Due allowance, however, shall be given for reasonable time required for adjustment and settlement of insurance claims, and for such other delays as may result from government restrictions, and availability of materials or controls on construction, if any, and for strikes, national emergencies and other conditions beyond the control of the Landlord.
It is agreed that in any of the aforesaid events, this Lease shall continue in full force and effect, but if the condition is such so as to make the entire premises untenantable, then the rental which the Tenant is obligated to pay hereunder shall abate as of the date of the occurrence until the premises have been fully and completely restored by the Landlord. Any unpaid or prepaid rent for the month in which said condition occurs shall be pro-rated. If the premises are partially damaged or destroyed, then during the period that Tenant is deprived of the use of the damaged portion of said premises, Tenant shall be required to pay rental covering only that part of the premises that it is able to occupy, based on that portion of the total rent which the amount of square foot area remaining that can be occupied bears to the total square foot area of all the premises covered by this Lease. In the event the Building is substantially or totally destroyed by fire or other casualty so as to be entirely untenantable and it shall require more than one hundred twenty (120) days for the Landlord to commence restoration of same, then either party hereto, upon written notice to the other party, may terminate this Lease, in which case the rent shall be appointed and paid to the date of said fire or other casualty.

                                 SUBORDINATION

     25.01 This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Demised Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of the Tenant.

                                  CONDEMNATION

     26.01 Tenant agrees that if the said premises, or any part thereof, shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all right of the Tenant to damages therefor, if any, are hereby assigned by the Tenant to the Landlord. If all or a substantial part of the premises shall be so condemned or taken, the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation, and the Tenant shall have no claim against the Landlord for the value of any unexpired term of this Lease. If any part of the Building other than the Demised Premises shall be so condemned or taken, Landlord may, at its sole option, terminate this Lease upon sixty (60) days written notice to Tenant of such termination. In no event shall the Landlord be liable to the Tenant for any business interruption, diminution in use or for the value of any unexpired term of this Lease.

                                TENANT HOLDOVER

     27.01 Tenant agrees that if Tenant does not surrender to Landlord said Demised Premises at the end of the term of this Lease, or upon any cancellation of the term of this Lease, without prior written consent of Landlord, which consent shall not be unreasonably withheld, such holdover tenancy shall be a tenancy at sufferance, and Tenant shall pay to Landlord all damages that Landlord may suffer on account of Tenant's failure to surrender possession of said Demised Premises, and will indemnify Landlord on account of delay of Landlord in delivering possession of said Premises to another Tenant. Unless Tenant's failure to surrender the Premises is consented to in writing by landlord, the rent during any holdover period shall be double the adjusted rental specified in this Lease, without necessity of additional demand therefor. The acceptance of such rent shall not be deemed to be consent to such continued occupancy nor shall it be deemed a waiver of any rights of the Landlord as set forth herein, at law or in equity.

                                   POSSESSION

     28.01 Landlord shall construct a demising wall and finish the inside of the corridor wall and ceiling before delivering possession of the Demised Premises, in otherwise the existing condition, on or before February 1, 1995, clean and ready for occupancy. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the term of this Lease, then Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease.

                                  TENANT PLANS

     29.01 It is agreed that the Tenant will furnish to the Landlord plans for its partition, electric, telephone and all other requirements not later than fifteen (15) days after executing the Lease. Landlord and Tenant agree that Tenant shall be allowed to occupy the Premises for five (5) months at no cost after renovations or improvements are substantially complete, but no later than April 1, 1995; therefore, excluding any delays caused by Tenant or Tenant's contractors, the commencement and expiration dates of the Lease shall be adjusted accordingly on Exhibit "D".

                    OFFSET STATEMENT "ESTOPPEL CERTIFICATE"

     30.01 Within ten (10) days after Landlord's request, Tenant shall execute in recordable form and deliver a declaration to any person designated by Landlord (a) ratifying this Lease; (b) stating the commencement and termination dates of this Lease; and (c) certifying (i) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended except by such writing as shall be stated), (ii) that all conditions under this Lease to be performed by Landlord have been satisfied (stating exceptions, if any), (iii) no defenses or offsets against the enforcement of this Lease by Landlord exist (or, if any stating those claimed), (iv) advance rent, if any, paid by Tenant,
(v) the date to which rent has been paid, (vi) the amount of security deposited with Landlord, and such other information as Landlord reasonably requires. Persons receiving such statements shall be entitled to rely upon them.

                                   ATTORNMENT

     31.01 Tenant shall, in the event of a sale or assignment of Landlord's interest in the Demised Premises or the Building, or if the Demised Premises or the Building comes into the hands of a mortgagee, ground lessor or any other person, attorn to the purchaser or such mortgagee or other person and recognize the same as Landlord hereunder. At Landlord's request, Tenant shall execute, within fifteen (15) days, any attornment agreement required to be executed, containing such provision as are required.

                        FAILURE TO EXECUTE INSTRUMENTS

     32.02 Tenant's failure to execute instruments or certificates provided for in this Lease within fifteen (15) days after the mailing by Landlord of a written request for their execution shall be a default under this Lease.

                                  COUNTERCLAIM

     33.01 If Landlord commences any proceedings for nonpayment of rent, minimum rent, percentage rent or additional rent, Tenant will not interpose any counterclaim of any nature or description in such proceedings, except for compulsory counterclaims. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in a separate action brought by Tenant.
The covenants to pay rent and other amounts hereunder are independent covenants, and Tenant shall have no right to hold back, offset, or fail to pay any such amounts for default by landlord or any other reason whatsoever.

                              WAIVER OF JURY TRIAL

     34.01 The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim of injury or damage.

                         WAIVER OF RIGHTS OF REDEMPTION

     35.01 To the extent permitted by law, Tenant waives any and all rights of redemption granted by or under any present or future laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the premises due to Tenant's default hereunder or otherwise.

                               TAXES OF LEASEHOLD

     36.01 Tenant shall be responsible for and shall pay before delinquent all municipal, county, federal, or state taxes coming due during or after the term of this Lease against any leasehold interest or personal property of any kind owned or placed in, upon, or about the premises by Tenant.

                        NO LIENS ON LANDLORD'S INTEREST

     37.01 Tenant will not knowingly permit or suffer any lien attributable to Tenant or its agents or employees to attach to the Demised Premises or the Building and nothing contained herein shall be deemed to imply any agreement of Landlord to subject Landlord's interest or estate to any mechanics' lien or any other lien. If any mechanics' lien is filed against the Demised Premises or the Building as a result of additions, alterations, repairs, installations or improvements made or claimed to have been made by Tenant or anyone holding any part of the Demised Premises through or under Tenant, or any other work or act of any of the foregoing, Tenant shall discharge the same within twenty (20) days from the filing thereof. If Tenant fails to so discharge for payment, bond or court order any such mechanics' lien, Landlord, at its option, in addition to all other rights or remedies herein provided, may bond said lien or claim (or pay off said lien or claim if it cannot be bonded) for the account of Tenant without inquiring into the validity thereof, and all sums so advanced by Landlord shall be paid by Tenant to Landlord as additional rent on demand. Pursuant to Florida Statutes, Section 713.10, all potential lien claimants are hereby placed upon notice that the interest of the Landlord may not be subject to any lien whatsoever.

                                    PRONOUNS

     38.01 Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.

                                    NOTICES

     39.01 All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail postage prepaid, return receipt requested. Notice to the respective parties shall be mailed as follows, if to the Landlord, 4000 Hollywood Blvd., Hollywood, FL, 33021, and if to the Tenant, the address for the Demised Premises. Either party may, by written notice, designate a new address to which such notices shall be directed.

                                   RELOCATION

     40.01 Landlord expressly reserves the right at Landlord's sole cost and expense to remove Tenant from the Leased Premises and to relocate Tenant in some other space which must be acceptable to Tenant, in its sole discretion, of approximately the same dimensions and size within the Building, which other space shall be decorated by Landlord at Landlord's expense. Landlord shall have the right to use such decorations and materials from the existing Premises, or other materials so that the space in which Tenant is relocated shall be furnished using materials comparable to the building standard finishes. Nothing herein contained shall be construed to relieve Tenant or imply that Tenant is relieved of the liability for or obligation to pay the Base Rent and any Additional Rent due under this Lease, the provisions of which paragraphs shall be applied to the space in which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed. Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant shall not terminate this Lease or release Tenant in whole or in part, from Tenant's obligation to pay the rents and perform the covenants and agreements hereunder for the full Term of this Lease.

     40.02 In the event Tenant deems it desirable to relocate the third floor, south tower operations to the second floor, south tower in order to have contiguous offices, Tenant shall have the right to do so, at its sole cost, as space becomes available on the second floor, south tower. If there shall be any vacant space, or the immediate prospect for any vacant space, on the second floor, south tower, Landlord shall give Tenant written notice thereof. If within five (5) days thereafter, Tenant shall give Landlord written notice that Tenant desires to relocate, Landlord and Tenant shall immediately execute an Amendment to Lease Agreement providing for such relocation within a reasonable period of time. If Tenant does not give Landlord notice that it elects to lease such space within the time specified, Landlord may lease such space to any third party.

                              BROKER'S COMMISSION

     41.01  Landlord and Tenant acknowledge by their execution hereof that CB
                                                                           --
Commercial Real Estate Group, Inc. is the only procuring broker of this Lease
- ----------------------------------
and Landlord agrees to pay a leasing commission in accordance with a Commission Agreement between the Landlord and the broker.

                            ACCORD AND SATISFACTION

     42.01 Landlord is entitled to accept, receive and cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or otherwise recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's right to recover any and all amounts owed by Tenant hereunder and Landlord's right to pursue any other available remedy.

                                QUIET ENJOYMENT

     43.01 As long as Tenant fully complies with the terms, conditions, and covenants of this lease, Landlord agrees that Tenant shall and may peaceably have, hold and enjoy the Demised Premises without hinderance or molestation by Landlord.

                                 GOVERNING LAW

     44.01 This Lease shall be construed under the laws of the State of Florida and the venue of any action to enforce rights hereunder shall be the county in which the building is located.

                               BENEFIT AND BURDEN

     45.01 Except as otherwise expressly set forth in this Lease, the covenants, conditions, agreements, terms and provisions herein contained shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective personal representatives, successors and assigns. No rights, however, shall inure to the benefit of any assignee or sublessee of Tenant unless the assignment or sublease to such assignee or sublessee has been approved by Landlord in writing as provided in Paragraph 9.01 hereof.

                          CAPTIONS AND SECTION NUMBERS

     46.01 This Lease shall be construed without reference to titles of paragraphs which are inserted only for convenience of reference.

                               PARTIAL INVALIDITY

     47.01 If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                                ENTIRE AGREEMENT

     48.01 There are no representations, covenants, warranties, promises, agreements, conditions or undertakings, oral or written, between Landlord and Tenant other than herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by them. Landlord and Tenant acknowledge that they were each represented by counsel in reviewing this Lease and that any rule of construction, to the effect that ambiguities are to be resolved against the drafting party or Landlord, shall not be employed in the interpretation of this Lease.

                                    EXHIBITS

     49.01 Exhibits made a part of this Lease are incorporated herein by reference include the following marked X.

                      X   A - Floor Plan
                     ---
                      X   B - Rules and Regulations
                     ---
                     ___  C - Work Letter
                      X   D - Declaration by Tenant
                     ---

                                 TIME OF ESSENCE

     50.01 It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

                                 EFFECTIVE DATE

     51.01 Submission of this instrument for examination does not constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrument becomes effective as a Lease upon execution and delivery by both Landlord and Tenant.

                             STATUTORY DISCLOSURES

     52.01 Radon Gas is a naturally occurring radioactive gas that, when accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     IN WITNESS WHEREOF, this Lease is executed as of the date first written above.

WITNESS:                                LANDLORD:

                                        HOLLYWOOD CORPORATE CIRCLE
/s/illegible                            ASSOCIATES
- --------------------------


/s/Judy Bill                            By:/s/Gerald E. Lou
- --------------------------              ---------------------------------------

                                          Gerald E. Lou             (print name)
                                          --------------------------
                                          Senior Vice President

WITNESS:                                TENANT:


/s/illegible
- --------------------------


/s/illegible                            By:/s/Patrick Doyle
- --------------------------              ----------------------------------------

                                          Patrick Doyle             (print name)
                                          --------------------------

                                          Chief Financial Officer
                                          --------------------------------------

                                   EXHIBIT A


Exhibit A consists of two pages. The first page contains a diagram of a portion of the second floor located at 4000 Hollywood Boulevard. The second page contains a diagram of a portion of the third floor located at 4000 Hollywood Boulevard.

                                  EXHIBIT "B"

                             RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Demised Premises.

2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

3. No sign, advertisement, notice of other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or Building or on the inside of the Demised Premises if the same can be seen from the outside of the Demised Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Demised Premises in conformance with Landlord's standard Tenant signage. In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a sight and style acceptable to Landlord.

4. A directory will be placed by Landlord, at his own expense, in a conspicuous place in the building. No other directories shall be permitted, unless previously consented to by Landlord in writing.

5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels or other articles be placed on the window sills.

6. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant, when its servants, employees, agents, visitors or licenses shall have caused same, and Landlord shall not in any case be responsible therefor.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they for a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.
No antenna shall be permitted.

8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Demised Premises, and, except as expressly provided in the Lease, no cooking shall be done or permitted by any Tenant on said Demised Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises.

9. Landlord shall have the right to enter the Demised Premises leased to Tenant to examine the same in accordance with the Lease Agreement and make such alterations as may be deemed reasonably necessary by the Landlord and so long as the same does not materially interfere with Tenant's intended use of the Demised Premises.

10. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or Demised Premises or those having business with them, whether by use of any musical instrument, radio, talking machine unmusical noise, whistling, singing or in any other way. No Tenant shall throw anything out the doors, windows or skylights or down the passageways.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

12. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agent may determine from time to time. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by pre-arrangement before performance. Such pre-arrangements initiated by Tenant will include determination by Landlord, subject to his decision and control, of the time, method and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or other item from being brought into the Building. The Landlord reserves the right to prescribe the weight and positions of all safes and mass filing systems, which must be placed upon 2-inch thick plank strips to distribute the weight. Any damage done to the Building or to the Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

14. Tenant agrees that all machines or machinery placed in the Demised Premises by Tenant will be erected and placed so as to prevent any vibration or annoyance to any other of the Tenants in the Building of which the Demised Premises are a part, and it is agreed that upon written request of Landlord, Tenant will, within ten (10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or all machines or machinery placed in the Demised Premises.

15. The requirements of Tenant will be attended to only upon written application at the office of the Building. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's agent, employees or invitees.

16. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

17. Tenant shall have the free use of the mail chutes, if any, installed in the Building, but the Landlord in no way guarantees efficiency of the said mail chutes and shall be in no way responsible for any damage or delay which may arise from use thereof.

18. Landlord will not be responsible for lost, stolen or damaged property, equipment, money or jewelry from Tenant's area regardless of whether such loss occurs when areas is locked against entry or not.

19. The Landlord specifically reserves the right to refuse admittance to the Building from 7 p.m. to 7 a.m. daily or on Saturdays, Sundays or legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's judgment, should be denied access to the Demised Premises. The Landlord, for the protection of the Tenant and Tenant's effects, may prescribe hours and intervals during the night and on Saturdays, Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance and departure in a register provided for that purpose by the Landlord.

20. The Landlord may retain a passkey to the leased Demised Premises, and be allowed admittance thereto at all times to enable a representative to examine the said Demised Premises.

21. The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the Demised Premises, and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof. Furthermore, Landlord reserves the right to amend these Rules and Regulations for the benefit of any particular tenant without the need for approval by any Tenant.

22. No Tenant, nor any of the Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Demised Premises any inflammable, combustible, or explosive fluid, chemical, or substance.

                                  EXHIBIT "D"

                       DECLARATION BY LANDLORD AND TENANT
                    AS TO DATE OF DELIVERY AND ACCEPTANCE OF
                         POSSESSION OF LEASED PREMISES


      This Declaration is hereby attached to and made a part of the Lease dated 12/23, 1994, entered into by and between HOLLYWOOD CORPORATE CIRCLE ASSOCIATES, as Landlord, and Effjohn International B.V., as Tenant.
                             --------------------------

     Landlord and Tenant do hereby declare that possession of the Demised Premises was accepted by Tenant on the 2nd day of February, 1995. The Demised Premises required to be constructed and finished by Landlord have been satisfactorily completed (subject to agreed punch-list) and accepted by Tenant. The Lease is now in full force and effect and Landlord has fulfilled its obligations under the Lease. The Lease Commencement Date is hereby established as 7/1/95 and the term of this Lease shall expire on 6/30/2000.

                                    LANDLORD:

                                    HOLLYWOOD CORPORATE CIRCLE ASSOCIATES
ATTEST:

/s/Judy Bill                        By:/s/Gerald E. Lou
- -----------------------------          -------------------------------------

                                       Gerald E. Lou             (print name)
                                       --------------------------
                                       Senior Vice President


ATTEST:                             TENANT:

                                    EFFJOHN INTERNATIONAL B.V.
                                    ----------------------------------------
/s/illegible
- -----------------------------


                                    By:/s/Patrick Doyle
                                       -------------------------------------

                                       Patrick Doyle             (print name)
                                       --------------------------